Exhibit 10.103

FOURTEENTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AND LIMITED CONSENT

This FOURTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”) is dated as of April 17, 2008 (the “Amendment Date”) and entered into by and among BANK OF AMERICA, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and MEADE INSTRUMENTS CORP., a Delaware corporation, SIMMONS OUTDOOR CORP., a Delaware corporation, and CORONADO INSTRUMENTS, INC., a California corporation (such entities being referred to hereinafter each individually as a “Borrower” and collectively, the “Borrowers”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Agreement”);

WHEREAS, the Borrowers have informed the Lender that they intend to sell certain trademarks and inventory related to the “Weaver” brands (the “Weaver Transaction”) pursuant to an Asset Purchase Agreement between Simmons Outdoor Corp. and Ammunition Accessories Inc. (the “Weaver Asset Purchase Agreement”).

WHEREAS, the Borrowers have informed the Lender that they also intend to sell certain trademarks and inventory related to the “Redfield” brands (the “Redfield Transaction”, and together with the Weaver Transaction, the “Brand Sales”) pursuant to an Asset Purchase Agreement to be negotiated between Simmons Outdoor Corp. and a buyer to be named (the “Redfield Asset Purchase Agreement”).

WHEREAS, the Borrowers have requested that the Lender consent to the Brand Sales and amend the Agreement in certain respects and the Lender has agreed to such consent and amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

Section 1.01.          Definitions. Initially capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Agreement, as amended hereby.

ARTICLE II

Amendments

Section 2.01.          New Definitions. The following definitions are hereby added to Annex A to the Agreement in proper alphabetical order to read in their entirety as follows:

“‘Brand Sales’ has the meaning set forth in the Fourteenth Amendment.”

“‘Brand Sales Reserve’ means a reserve in the amount at all times equal to the greater of (a) $500,000 or (b) the sum of 10% of the first $5,000,000 of net proceeds from the Brand Sales, plus 5% of the remaining net proceeds of the Brand Sales. As used herein, “net proceeds” means the amount of cash proceeds received (directly or indirectly) by or on behalf of Borrowers in connection with the Brand Sales after deducting therefrom only (i) reasonable fees, commissions, and expenses related thereto and required to be paid by Borrowers to non-Affiliates in connection therewith and (ii) taxes paid or payable to any taxing authorities by Borrowers in connection with the Brand Sales.”i

“‘Fourteenth Amendment’ means that certain Fourteenth Amendment to Amended and Restated Credit Agreement and Limited Consent dated as of April 17, 2008 by and among Lender and Borrowers.”

Section 2.02.          Amendment to the Definition of “Reserves”. The definition of “Reserves” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Reserves’ means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts or Eligible Inventory, established by Lender from time to time in Lender’s reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Lender’s credit judgment: (a) Bank Product Reserves; (b) a reserve for accrued, unpaid interest on the Obligations; (c) reserves for rent at leased locations subject to statutory or contractual landlord liens; (d) the Slow Moving Reserve; (e) the Dilution Adjustment Reserve; (f) warehousemen’s or bailees’ charges; (g) the Working Capital Reserve; (h) the Availability Reserve; (i) the EBITDA Reserve; and (j) the Brand Sales Reserve.”

Section 2.03.          Amendment to the Definition of “Maximum Revolver Amount”. The definition of “Maximum Revolver Amount” as set forth in Annex A to the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Maximum Revolver Amount’ means $20,000,000.”

Section 2.04.          Amendment to Section 1.1. Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.1         Total Facility. Subject to all of the terms and conditions of this Agreement, the Lender agrees to make available a total credit facility of up to $20,000,000 (the ‘Total Facility’) to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.”

ARTICLE III

LIMITED CONSENT

Section 3.01.          Limited Consents. Notwithstanding anything contrary in the Agreement or any other provision set forth in the Loan Documents, and subject to the terms, conditions, and other restrictions set forth herein, the Lender hereby consents to the Brand Sales. This consent is limited to the Brand Sales and is not a consent to any other transaction, whether or not similar to the foregoing. The consent to each of the Brand Sales is conditioned upon satisfaction of each of the following conditions precedent thereto, as well as the conditions precedent set forth in Article IV below:

(i)          With respect to the Weaver Transaction,

(a)           The Borrowers shall have delivered to the Lender an executed original copy of Weaver Asset Purchase Agreement together with true and correct copies of all exhibits and schedules thereto and all agreements executed or delivered in connection therewith, all of which must be in form and substance satisfactory to the Lender in its sole discretion;

(b)           The Borrowers shall have delivered to the Lender an updated Borrowing Base Certificate reflecting the consummation of the Weaver Transaction;

(c)           No Default or Event of Default shall have occurred and be continuing or result from the consummation of the Weaver Transaction; and

(d)           100% of the cash proceeds of the Weaver Transaction to be received by Borrowers shall be paid directly to the Lender (to be applied to the Obligations in accordance with the Agreement) at such account as the Lender may direct.

(ii)           With respect to the Redfield Transaction,

(a)           The Borrowers shall have delivered to the Lender an executed original copy of Redfield Asset Purchase Agreement together with true and correct copies of all exhibits and schedules thereto and all agreements executed or delivered in connection therewith, all of which must be in form and substance satisfactory to the Lender in its sole discretion;

(b)           The Borrowers shall have delivered to the Lender an updated Borrowing Base Certificate reflecting the consummation of the Redfield Transaction;

(c)           No Default or Event of Default shall have occurred and be continuing or result from the consummation of the Redfield Transaction; and

(d)           100% of the cash proceeds of the Redfield Transaction to be received by Borrowers shall be paid directly to the Lender (to be applied to the Obligations in accordance with the Agreement) at such account as the Lender may direct.

Upon satisfaction of the foregoing conditions with respect to each of the Brand Sales (or concurrently therewith), and upon Borrower’s request, Lender will execute and deliver such lien releases (including UCC-3 financing statement amendments) as may be necessary to effectively terminate any and all of Lender’s Liens on the property to be sold pursuant to the Brand Sales, all at Borrowers’ sole cost and expense.

ARTICLE IV

Conditions Precedent

Section 4.01.          Conditions Precedent. This Amendment shall not be binding upon the Lender until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Lender:

(i)            The representations and warranties contained herein and in the Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii)           The Borrowers shall have delivered to the Lender an executed original copy of this Amendment;

(iii)          The Borrowers shall have delivered to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Amendment;

(iv)          The Borrowers shall have paid to the Lender all fees, costs, and expenses owed to and/or incurred by the Lender in connection with this Amendment;

(v)           No Default or Event of Default shall have occurred and be continuing; and

(vi)          All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

ARTICLE V

Miscellaneous

Section 5.01.          Inventory.  Each Borrower hereby represents and warrants that after the consummation of each of the Weaver Transaction and the Redfield Transaction, no Inventory bearing the brands sold in connection therewith will be held, manufactured or sold by any Borrower.

Section 5.02.          Acknowledgment. Each Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Borrower with all of the provisions of this Amendment:  (a) are within its powers and purposes; (b) have been duly authorized or approved by such Borrower; and (c) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of the Borrower, enforceable in accordance with their terms. Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 5.03.          Loan Documents Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. Any lien and/or security interest granted to the Lender in the Collateral set forth in the Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 5.04.          Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 5.05.          Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument. A facsimile signature shall be deemed effective as an original.

Section 5.06.          Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.07.          Expenses of the Lender. The Borrowers agree to pay on demand (a) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel, and (b) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel, the allocated cost of staff counsel, and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Section 5.08.          Total Agreement. This Amendment, the Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

Section 5.09.          WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE BORROWERS AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE AGREEMENT, THE TERMS OF SECTION 12.3 OF THE AGREEMENT SHALL APPLY TO THIS AMENDMENT.

Section 5.10.          RELEASE. THE BORROWERS EACH HEREBY REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE BORROWERS’ OBLIGATIONS UNDER THE AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING THIS AMENDMENT. THE BORROWERS WAIVE AND RELEASE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT.

THE BORROWERS INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE BORROWERS ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREE THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

SIMMONS OUTDOOR CORP.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

CORONADO INSTRUMENTS, INC.

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

“LENDER”:

BANK OF AMERICA, N.A.

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

Signature Page

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that Fourteenth Amendment to Amended and Restated Credit Agreement and Limited dated as of April 17, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor. Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of April 17, 2008.

MEADE INSTRUMENTS EUROPE CORP.,
a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

MEADE INSTRUMENTS HOLDINGS CORP.,
a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that Fourteenth Amendment to Amended and Restated Credit Agreement and Limited Consent dated as of April 17, 2008, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”). Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of April 17, 2008.

MC HOLDINGS, INC.,
a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

MC HOLDINGS, INC.,
a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer

MEADE CORONADO HOLDINGS CORP., a California corporation

By:	/s/ Paul E. Ross
Name:	Paul E. Ross
Title:	Chief Financial Officer